SCUDDER
                                                                     INVESTMENTS

Scudder International Equity Fund

Classes A, B and C

Supplement to Prospectus Dated February 28, 2002, as revised August 19, 2002

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The following replaces the average annual total returns shown for Class C under
The Fund's Performance History. Performance for Class C has been further adjusted to reflect a 1% up-front sales charge implemented effective February 3, 2003.

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Average Annual Total Returns (%) as of 12/31/2001
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Class C (Return before Taxes)              1 Year      5 Years   Since Inception
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Scudder International Equity Fund           -27.43        1.26        7.78*
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*  Since 8/4/1992.

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The following replaces the fee and expense information shown for Class C shares of the fund under How Much Investors Pay:

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

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Fee Table                                                               Class C
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Shareholder Fees, paid directly from your investment
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Maximum Sales Charge (Load) Imposed On Purchases (% of offering price)   1.00%
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Maximum Contingent Deferred Sales Charge                                 1.00%
(Load) (% of redemption proceeds)^1
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Annual Operating Expenses, deducted from fund assets^2
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Management Fee                                                           0.65%
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Distribution and/or Service (12b-1) Fee                                  0.75%
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Other Expenses (including 0.25% shareholder servicing fee)^3             1.08%
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Total Annual Operating Expenses                                          2.48%
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Less Expense Waiver^4                                                    0.23%
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Net Annual Fund Operating Expenses (after waiver)                        2.25%
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^1   You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See the section entitled `Choosing a Share Class--Class C shares').

^2 Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the section entitled `Organizational Structure'.)

^3 Expenses are based on the actual expenses of the Class C shares for the period June 29, 2001 through October 31, 2001 which were then annualized.

^4 The investment advisor and administrator have contractually agreed to waive their fees and reimburse expenses for the 16-month period from the Fund's fiscal year-end of October 31, 2001, so that total expenses will not exceed 2.25% for Class C shares.

The example below illustrates the expenses you will incur on a $10,000 investment in Class C shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled "Choosing a Share Class.") Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rules for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and recurring 12b-1 fees.

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Example                            1 Year      3 Years     5 Years     10 Years
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Expenses, assuming you sold your shares at the end of each period
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Class C shares                       $426         $843      $1,387       $2,871
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Expenses, assuming you kept your shares
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Class C shares                       $326         $843      $1,387       $2,871
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                                       3

The following supplements the relevant disclosure in the fund's prospectus relating to Class C shares:

Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

       Front-end Sales Charge as a              Front-end Sales Charge as a
           % of offering price                   % of your net investment
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                  1.00%                                    1.01%
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You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or the Distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or the Distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.









February 1, 2003